SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 VENTURIAN CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                 VENTURIAN CORP.
                            11111 EXCELSIOR BOULEVARD
                            HOPKINS, MINNESOTA 55343

                                 (612) 931-2500

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2000


                                     NOTICE

To the Holders of Common Stock of Venturian Corp:

         The Annual Meeting of Shareholders of Venturian Corp. (the "Company") will be held at the headquarters office of the Company, 11111 Excelsior Boulevard, Hopkins, Minnesota, on Wednesday, May 10, 2000 at 2:00 p.m. Minneapolis time, for the following purposes:

         1.       To elect three directors for a term of three years.

         2. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Company's Board of Directors has fixed the close of business on April 3, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors




                                       Morris M. Sherman
                                       Secretary

April 7, 2000



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT
                                       OF
                                 VENTURIAN CORP.

               11111 EXCELSIOR BOULEVARD, HOPKINS, MINNESOTA 55343
                         TELEPHONE NUMBER (612) 931-2500

                                                     Mailing Date: April 7, 2000


                  ANNUAL MEETING OF SHAREHOLDERS, MAY 10, 2000

         This Proxy Statement is furnished to shareholders of Venturian Corp. (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting of shareholders to be held at the headquarters office of the Company, 11111 Excelsior Boulevard, Hopkins, Minnesota 55343, on May 10, 2000 at 2:00 p.m., local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.


                           VOTING RIGHTS AND PROCEDURE

         Only holders of record of the Company's common stock at the close of business on April 3, 2000 are entitled to notice of and to vote at the annual meeting. As of said date, there were outstanding 1,320,039 shares of common stock. Each share is entitled to one vote at the meeting. Under the Company's bylaws, 33-1/3 percent of the outstanding shares are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders. If a shareholder abstains from voting as to a matter, then the shares held by such shareholder shall be deemed present at the annual meeting for determining whether a quorum is present and for purposes of calculating the vote as to such matter, but will not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining whether a quorum is present but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                              ELECTION OF DIRECTORS

The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's bylaws were amended in 1994 to provide for a Board of eight directors divided into classes of three, three and two directors, respectively. The directorships do not run concurrently. Each year the terms of one class of directors expire. Directors are elected to serve until the term of their class has expired and a successor is duly elected and qualified.

         At the annual meeting, three directors will be elected to hold office until the annual meeting of shareholders in 2003. The persons named in the enclosed form of proxy will vote the proxied shares for the election of the nominees listed below, unless such vote is withheld in the proxy. If, prior to the meeting, a nominee ceases to be a candidate for election because he is unable to serve, or for good cause will not serve, the proxied shares will be voted for a substitute nominee designated by the Chairman of the Board of Directors. The Board of Directors has no reason to believe that any nominee will cease to be a candidate prior to the meeting. The affirmative vote of a majority of shares represented at the meeting in person or by proxy will be required to elect the nominee for the indicated term. The Board of Directors recommends a vote FOR election of each Nominee listed below. Set forth below is certain information concerning the nominees for director and each director whose term of office will continue after the meeting:

                NOMINEES

                                                         Principal Occupation or
                                                                 Director of the
                                                            Employment and Other
Nominee (Age)             Company Since                       Directorships Held
-------------             -------------                  -----------------------

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

TO BE ELECTED FOR THREE YEAR TERMS EXPIRING ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IN 2003:

Morris M. Sherman (64)*    May 1988         Secretary of the Company since 1987.
                                            Mr. Sherman has been a partner in
                                            the law firm of Leonard, Street and
                                            Deinard Professional Association for
                                            more than five years.

Charles B. Langevin (54)   November 1990    Mr. Langevin was named President of
                                            Napco International Inc., a
                                            wholly-owned subsidiary of the
                                            Company, in 1996. Previously, Mr.
                                            Langevin was the Executive Vice
                                            President of Napco International
                                            Inc. for more than five years.

Jon B. Kutler (42)         - -              Mr. Kutler has been President and
                                            Chief Executive Officer of
                                            Quarterdeck Public Equities, LLC and
                                            Quarterdeck Partners, Inc. for more
                                            than five years. Quarterdeck Public
                                            Equities, LLC is an affiliate of
                                            Quarterdeck Investment Partners,
                                            Inc., an investment banking firm
                                            focusing in the global aerospace and
                                            defense markets.

TERMS EXPIRING ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IN 2001:

Melissa E. Rappaport (32)  May 1998         Ms. Rappaport was appointed Director
                                            of Sales Performance and Analysis at
                                            America West Airlines in 1999 after
                                            previously serving as Manager of
                                            Financial Planning from May 1996 to
                                            March 1997. Ms. Rappaport was a
                                            Senior Analyst for Fleet Planning
                                            from January through May 1996 and an
                                            Analyst, Financial Planning from
                                            August 1994 to January 1996 with
                                            Northwest Airlines Corporation. Ms.
                                            Rappaport received her M.B.A. from
                                            the University of Chicago in June
                                            1994. Ms. Rappaport is the daughter
                                            of Gary B. Rappaport, Chairman of
                                            the Board and Chief Executive
                                            Officer of the Company.

J. Stephen Schmidt (54)*   May 1998         Mr. Schmidt has owned T.N.B.
                                            Holdings, Inc., a real estate and
                                            financial holding company, for more
                                            than five years. Mr. Schmidt also
                                            serves as Chairman of Wavecrest
                                            Technologies, a high-technology
                                            electronics measurement company;
                                            Chairman, President and Chief
                                            Executive Officer of PriMed
                                            International, a development stage
                                            medical device company; and is a
                                            consultant to the Board of Directors
                                            of Shufflemasters Gaming, Inc., a
                                            supplier to the gaming industry.

TERMS EXPIRING ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IN 2002:

Gary B. Rappaport (63)     September 1983   Chairman of the Board and Chief
                                            Executive Officer of the Company
                                            since 1983; President from 1983
                                            until March 1996 and from December
                                            1996 to February 1998.

Anthony S. Cleberg (47)*   June 1996        Mr. Cleberg is presently Executive
                                            Vice President and Chief Financial
                                            Officer of Morrison Knudsen
                                            Corporation, an engineering,
                                            construction and operations company
                                            doing business in approximately 33
                                            countries. Mr. Cleberg was the
                                            Corporate Vice President for
                                            Business Development for Honeywell,
                                            Inc. from March 1995 to April 1997.
                                            Mr. Cleberg was the Vice President
                                            of Taxes for Honeywell's Space and
                                            Aviation Business from November 1994
                                            to February 1995 and served as the
                                            Vice President of Finance for
                                            Honeywell's Space and Aviation
                                            Business from July 1993 to November
                                            1994. Mr. Cleberg was the Group
                                            Controller of Honeywell's Industrial
                                            Automation and Control Division from
                                            June 1992 to July 1993 and was Group
                                            Controller for Honeywell's Military
                                            Avionics Systems Group from February
                                            1991 to June 1992.

* Member of the Audit Committee during 1999.


                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                           AND ITS COMMITTEES FOR 1999

         The Board of Directors met on four occasions during 1999. The Board does not have a nominating committee or any committee performing similar functions. All directors attended at least 80% of the meetings of the Board and Board Committees on which they served.

AUDIT COMMITTEE

         During 1999, the Audit Committee consisted of Morris M. Sherman, Anthony S. Cleberg and J. Stephen Schmidt, non-employee members of the Board.

         The Audit Committee provides direct communication between the Company, the independent auditors and the Board of Directors. It is intended to assure the independent auditors of the freedom, cooperation and opportunity necessary to accomplish their functions. It is also intended to assure that appropriate action is taken on the recommendations of the auditors. The Audit Committee met on one occasion during 1999.

COMPENSATION COMMITTEE; COMPENSATION COMMITTEE INTERLOCKS

         During 1999, the Compensation Committee consisted of Stuart B. Utgaard and Richard F. McNamara, non-employee members of the Board, who are not standing for re-election.

         The Compensation Committee sets the compensation policy for the Company, administers the Company's bonus plans, and makes recommendations to the Board of Directors. The Compensation Committee met on one occasion during 1999.

         No member of the Compensation Committee was, during the 1999 fiscal year or previously, an officer or employee of the Company, nor did any member have any relationship or transaction with the Company which is required to be reported under Item 402(j) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

         The Board of Directors has determined that all non-employee directors of the Company shall be paid an annual retainer of $4,000 each, plus (i) the sum of $500 for attendance at any meeting of the Board of Directors or Board Committee (only a single fee to be paid in case a committee meeting should fall on the same date as a meeting of the Board) and (ii) reimbursement for out-of-pocket expenses incurred in attending any such meeting. Pursuant to the Venturian Corp. 1996 Non-Employee Director Stock Plan, each non-employee director is granted, on the day following each annual meeting of shareholders, the lesser of 500 shares of the Company's Common Stock or the largest number of whole shares having a fair market value on such day not greater than $5,000.

         In 1999, each of Messrs. Sherman, McNamara, Utgaard, Cleberg, Schmidt and Ms. Rappaport were granted 500 shares of Venturian Corp. common stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following are the only persons known to the Company to own of record or beneficially more than five percent of any class of voting securities of the Company as of April 3, 2000:

                                                      Amount and Nature
Title of       Name and Address of                      of Beneficial           Percentage
  Class         Beneficial Owner                          Ownership              of Class
--------       -------------------                    -----------------         ----------
Common         Quarterdeck Public Equities, LLC       142,571 (direct) (a)        10.26%
Stock          10100 Santa Monica Boulevard            37,840 (indirect) (b)       2.87%
               Suite 1425
               Los Angeles, CA 90067

Common         Hesperus Partners Ltd.                  70,264 (direct) (c)         5.32%
Stock          225 W. Washington St., Suite 1650
               Chicago, Illinois 60606

Common         White Dwarf Partners, L.P.              61,901 (direct) (c)         4.69%
Stock          225 W. Washington St., Suite 1650
               Chicago, Illinois 60606

Common         The Charles Schwab Company              72,838 (direct) (d)         5.52%
Stock          Trustee for Venturian Group Profit
               Sharing Plan and Trust
               One Montgomery Street
               San Francisco, California 94104

Common         Gary B. Rappaport                      135,825 (direct) (e)        24.61%
Stock          11111 Excelsior Boulevard              199,498 (indirect) (f)
               Hopkins, Minnesota 55343

Common         Oppenheimer Group, Inc.                 81,015 (indirect) (g)       6.14%
Stock          World Financial Center
               New York, New York 10281

SECURITY OWNERSHIP OF MANAGEMENT

         As of April 3, 2000, individual directors, and the directors and executive officers of the Company as a group, owned shares of the Company's common stock as indicated by the following table:

                                                      Amount and Nature
Title of       Name of Beneficial                             of                Percentage
 Class         Beneficial Owner                           Ownership              of Class
--------       ------------------                     -----------------         ----------
Common         Gary B. Rappaport                      135,825 (direct)(e)         24.61%
Stock                                                 199,498 (indirect)(f)

Common         Jon B. Kutler                           37,840 (direct)(b)          2.87%
Stock                                                 142,571 (indirect)(a)       10.26%

Common         Charles B. Langevin                     65,835 (direct)(h)          4.79%
Stock

Common         J. Stephen Schmidt                      62,158 (direct)             4.71%
Stock

Common         Don M. House, Jr.                       49,500 (direct)(i)          3.61%
Stock

Common         Reinhild D. Hinze                       31,395 (direct)(j)          2.33%
Stock

Common         Mary F. Jensen                          28,050 (direct)(k)          2.09%
Stock

Common         Melissa E. Rappaport                    15,127 (direct)             1.15%
Stock

Common         Anthony S. Cleberg                       5,728 (direct)                *
Stock

Common         Morris M. Sherman                        3,418 (direct)                *
Stock

Common         All directors and executive            434,876 (direct)
Stock          officers as a group (10 in             342,069 (indirect)(l)       51.28%
               number including the above)


* Less than 1% of the outstanding shares.

(a) Includes 69,305 shares of common stock, issuable pursuant to a debenture convertible by Quarterdeck Public Equities, LLC, at its option, at $7.26 per share. Quarterdeck Public Equities, LLC has not yet converted such debenture.

(b)  Shares owned by Jon D. Kutler of Quarterdeck Public Equities, LLC.

(c) Hesperus Partners Ltd. ("Hesperus") and White Dwarf Partners, L.P. ("White Dwarf") are affiliates. Voting and investment power with respect to the shares owned by Hesperus may be deemed shared with Sirius Partners L.P., the general partner of Hesperus Partners Ltd. and with Sirius Corporation, the general partner of Sirius Partners L.P., and, with respect to the shares owned by White Dwarf, may be deemed shared with Pluto L.L.C., the general partner of White Dwarf.

(d) These shares are owned by The Charles Schwab Trust Company ("Schwab") as trustee for the Venturian Group Profit Sharing/401(k) Plan. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Schwab is deemed to be a beneficial owner of such securities; however, Schwab expressly disclaims any beneficial interest in said shares.

(e) Includes 42,460 shares of the common stock of the Company, which Mr. Rappaport could acquire (but has not yet purchased) pursuant to presently exercisable options.

(f) These shares are owned by trusts created under the will of Max E. Rappaport, deceased, for the benefit of his wife and two children (including Gary B. Rappaport, a trustee of said trusts), and by a trust created by Mr. Rappaport's mother for the benefit of his two daughters. Mr. Rappaport shares the voting and investment power with respect to said shares in his capacity as trustee or co-trustee of said trusts. Also includes 72,838 shares held by the Venturian Group Profit Sharing/401(k) Plan. Mr. Rappaport, by virtue of his position on the investment committee for the Plan, holds voting and dispositive power with respect to these shares.

(g) Beneficial ownership is reported on behalf of the parent and various subsidiaries of Oppenheimer Group, Inc., and for investment advisory clients or discretionary accounts of such subsidiaries. Oppenheimer Group, Inc. disclaims beneficial ownership of such shares.

(h) Includes 53,625 shares of the common stock of the Company, which Mr. Langevin could acquire (but has not yet purchased) pursuant to presently exercisable options.

(i) Consists of 49,500 shares of the common stock of the Company, which Mr. House could acquire (but has not yet purchased) pursuant to presently exercisable options.

(j) Includes 24,750 shares of the common stock of the Company, which Ms. Hinze could acquire (but has not yet purchased) pursuant to presently exercisable options.

(k) Includes 24,750 shares of the common stock of the Company, which Ms. Jensen could acquire (but has not yet purchased) pursuant to presently exercisable options.

(l)  Notes (e)-(k) are incorporated herein by this reference thereto.


                               EXECUTIVE OFFICERS

         The executive officers are elected to serve one year or until their respective successors are elected. The present executive officers are:

       Name                       Office                    Age    Officer Since
       ----                       ------                    ---    -------------

Gary B. Rappaport     Chairman of the Board and             63        1983(1)
                      Chief Executive Officer -
                      Venturian Corp. and
                      Napco International Inc.

Mary F. Jensen        Chief Financial Officer - Venturian   45        1987(1)
                      Corp. and Napco International Inc.

Charles B. Langevin   Director, President of                54        1986(1)
                      Napco International Inc.

Reinhild D. Hinze     Treasurer, Vice President             50        1985(1)
                      Operations - Napco
                      International Inc. and
                      Assistant Secretary - Venturian
                      Corp.

Don M. House, Jr.     President and Chief Operating         47        1998(2)
                      Officer - Venturian Corp.


(1) Each of the indicated officers has been employed by the Company for more than five years.

(2) Mr. House joined the Company in December 1997. In February 1998 he was appointed President and Chief Operating Officer by the Board of Directors. Previously, Mr. House was President of Porsa System, Inc., a designer and builder of custom fixtures and displays, from July 1996 to July 1997. Mr. House also served as President of P.C. Express, Inc. from April 1995 to December 1995 and President of Apeiron, Inc., a start-up manufacturer of high precision laser measurement systems, from May 1994 to April 1995. Mr. House was President of Comtrol Corp., a manufacturer of multiport serial communications controllers from October 1989 to October 1993. Prior to October 1989, Mr. House served in various capacities at Honeywell Information Systems for more than 10 years.

                             EXECUTIVE COMPENSATION

         Set forth below is certain information concerning compensation paid for 1999 to the Chief Executive Officer and the two executive officers who received compensation in excess of $100,000. No other executive officer received total salary and bonus in excess of $100,000 for 1999.

                                                              Long Term
                                Annual Compensation         Compensation
                                -------------------         ------------
     Name and                                                                   All Other
Principal Position          Year    Salary($)    Bonus($)     Options(#)     Compensation($)
------------------          ----    ---------    --------     ----------     ---------------
Gary B. Rappaport           1999     125,000          --            --           4,856(1)
Chairman of the Board       1998     125,000      40,000        42,460           4,976(1)
of Directors, President,    1997     125,000          --            --           6,896(1)
Chief Executive Officer

Charles B. Langevin         1999     125,000          --            --           2,500(2)
President                   1998     120,000     175,512            --           1,310(2)
Napco International Inc.    1997     108,000          --            --             756(2)

Don M. House, Jr.           1999     120,000      50,000            --              --
President                   1998     120,000      80,000            --              --
Venturian Corp.             1997       7,769          --            --              --

(1) Includes amounts contributed by the Company pursuant to the matching provisions of its Profit Sharing/401(k) Plan ($2,500, $1,310 and $950 in 1999, 1998 and 1997, respectively), and the benefit to Mr. Rappaport in connection with a split dollar insurance policy on the life of Mr. Rappaport which is funded by the Company ($2,356, $3,666 and $5,946 in 1999, 1998 and 1997, respectively). The benefits to Mr. Rappaport were computed using the "foregone interest" method, which measures the difference between the Company's current premium payment and the present value of its recovery of such premium, utilizing a discount rate of 5.32 %, 5.56% and 6.65% for 1999, 1998 and 1997, respectively.

(2) Consists of amounts contributed by the Company pursuant to the matching provisions of its Profit Sharing/401(k) Plan.

         Certain expenditures made by the Company in the ordinary course of business may have provided officers and directors of the Company with incidental personal benefits not available to other employees. The aggregate amount of such other compensation with respect to any named individual did not equal or exceed the lesser of $50,000 or 10% of the compensation reported for such person.

                        OPTION GRANTS IN LAST FISCAL YEAR

The persons named in the Executive Compensation table did not receive any stock option grants during 1999.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The persons named in the Executive Compensation table did not exercise any stock options or stock appreciation rights during the last fiscal year. As of December 31, 1999, stock options which remain unexercised had the following values, based on the difference between the option exercise price and the closing price of the Company's common stock on December 31, 1999 as quoted in the National Association of Securities Dealers Automated Quotation System.

                                     Number of Unexercised         Value of Unexercised in-the-
                                     Options at Year-End           Money Options at Year-End
           Name          Options     Exercisable/Unexercisable     Exercisable/Unexercisable
           ----          -------     -------------------------     -------------------------
Gary B. Rappaport        42,460            42,460/ --                        -- / --
Charles B. Langevin      53,625            53,625/ --                   $118,000/ --
Don M. House             49,500            49,500/ --                     $4,505/ --

                          COMPENSATION COMMITTEE REPORT

         The Company's executive compensation program is designed to attract, motivate, reward and retain the management talent needed to achieve its business objectives.

         It does this by providing incentives to achieve Company objectives, by rewarding executives for exceptional financial performance by the Company, by recognizing superior individual achievement and by utilizing competitive base salaries.

         Accordingly, assessments of both individual and corporate performance influence executives' compensation levels, although the emphasis to date has been on corporate performance. This includes the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Chief Executive Officer, are based on the same criteria.

         There are three major current components of the Company's compensation program: Base Salary, Short Term Incentive Awards and Long Term Incentive Compensation.

BASE SALARY

         A competitive base salary is vital to support the philosophy of management development and career orientation of executives and is consistent with the long-term nature of the Company's business.

         Salary levels and adjustments to salaries are a result of annual reviews of competitive positioning (how the Company's salary structure for comparable positions compares with that of other companies), business performance and general economic factors. There is no specific weighting of these factors. Executive officers receive an annual performance review and, based upon such review, may receive an adjustment in base salary. Mr. Langevin received an increase in base salary from $120,000 to $125,000 in 1999. No other executive officer received an increase in base salary in 1999.

SHORT TERM INCENTIVE AWARDS

         Short term incentive awards to executives are granted in cash pursuant to the Company's bonus plans to recognize contributions to the business.

         The bonus plans, which are adopted annually, set profitability goals for each subsidiary. Other goals, such as reducing inventory and receivables, may be set as well. The specific bonus an executive receives is primarily dependent on overall performance of the subsidiary for which such executive has responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise and management skills.

LONG TERM INCENTIVE PLANS

         The Compensation Committee believes that it is important for the Company's executive officers to focus not just on short term achievements, but on the long term financial health and development of the Company. Accordingly, the Committee may utilize awards of incentive stock options. In 1999, the Compensation Committee granted an aggregate of 33,000 incentive stock options to four employees, including an aggregate of 16,500 options which were granted to two executive officers.

                                        Stuart B. Utgaard
                                      Richard F. McNamara

                    TRANSACTIONS WITH CERTAIN RELATED PARTIES

         As of December 31, 1999, loans totaling $132,143 under the Company's Loan Program for Key Executive Officers were outstanding from its executive officers, of which $70,268 was loaned to Mr. Rappaport, $40,000 was loaned to Mr. Langevin, and $21,875 was loaned to Ms. Hinze. The loans are secured by 30,682 shares of the Company's common stock, which had an aggregate market value of $153,410 on April 3, 2000.

                          SHARE INVESTMENT PERFORMANCE

         The following graph shows changes over the past five-year period in the value of $100 invested in: (1) the Company's Common Stock; (2) the NASDAQ Index; and (3) an industry group of 54 multi-industry companies, not including the Company. The industry group consists of companies, which have been publicly traded at least since January 1, 1994.

         The year-end values of each investment are based on share price appreciation plus dividends paid in cash, assuming the reinvestments of dividends. The calculations exclude trading commissions and taxes.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
          OF THE COMPANY, AN INDUSTRY GROUP AND THE NASDAQ MARKET INDEX


                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDING
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                        12/30/94    12/29/95    12/31/96    12/31/97    12/31/98    12/31/99
--------------------------------------------------------------------------------------------
VENTURIAN CORPORATION   100.00       86.96      141.30      160.87      202.07      158.81
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
MG GROUP INDEX          100.00      127.87      163.02      223.87      208.53      165.98
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NASDAQ MARKET INDEX     100.00      129.71      161.18      197.16      278.08      490.46
--------------------------------------------------------------------------------------------

                     ASSUMES $100 INVESTED ON JAN. 1, 1995
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1999

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of Grant Thornton LLP, independent certified public accountants, was engaged to audit the books and accounts of the Company for its fiscal year ended December 31, 1999. Grant Thornton has served as auditors of the Company and its predecessor since 1970.

         The Company expects that a representative of Grant Thornton will be present at the annual meeting of shareholders and will have an opportunity to make any statement he or she deems appropriate. Further, said representative will be available at the meeting to respond to appropriate questions. There will be no shareholder vote with respect to engagement of independent certified public accountants, because the Board of Directors has not yet made a decision regarding the selection of auditors for the Company's fiscal year ending December 31, 2000.

                             SOLICITATION OF PROXIES

         The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and regular employees of the Company by telephone or telegraph.

         Proxies in the form enclosed are solicited by the Board of Directors. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the meeting.

         The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of its common stock.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, certain employees and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during fiscal 1999 and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders were satisfied during fiscal 1999.

                              SHAREHOLDER PROPOSALS

         Any shareholder desiring that the Company include a specific proposal in its Proxy Statement for its next annual meeting of shareholders must submit the same to the Company, in writing, no later than December 9, 2000.

                                  MISCELLANEOUS

         Management is not aware that any other matter will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons designated as proxies to vote the proxied shares in accordance with their best judgment.

         The Company's annual report for the year 1999 has been mailed with this Proxy Statement.

         It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting in person are urged to sign, date and mail the proxy by return mail.

         By order of the Board of Directors.



                                                 Morris M. Sherman
                                                 Secretary

                                                 April 7, 2000

[LOGO] VENTURIAN
            CORP

           PROXY

VENTURIAN CORP.
11111 EXCELSIOR BOULEVARD
HOPKINS, MINNESOTA 55343
-------------------------


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 10, 2000


The undersigned hereby appoints Morris M. Sherman and Don M. House, Jr., or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of VENTURIAN CORP. (the "Company"), to be held at the headquarters office of the Company, 11111 Excelsior Boulevard, Hopkins, Minnesota 55343, on Wednesday, May 10, 2000 at 2:00 p.m., local time, and any adjournment thereof, and thereat to vote the undersigned's shares of stock in the Company as follows and in their discretion upon any other business that may properly come before the meeting:


1. Election of three directors for a three-year term expiring on the date of the annual meeting in 2003 as set forth below and until their successors are elected.


 |_| FOR all nominees listed below     |_| WITHHOLD AUTHORITY for all nominees

              MORRIS M. SHERMAN, CHARLES B. LANGEVIN, JON B. KUTLER


   To withold authority for any individual nominee(s), write name(s) below.



--------------------------------------------------------------------------------

         (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

This proxy when properly executed will be voted in the manner specified herein by the undersigned stockholder. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                                             Please sign exactly as name
                                             appears at left. When shares are
                                             held by joint tenants, both should
                                             sign. When signing as attorney,
                                             executor, administrator, trustee
                                             or guardian, please give full
                                             title as such. If a corporation,
                                             please sign in full corporate name
                                             by president or other authorized
                                             officer. If a partnership, please
                                             sign in partnership name by
                                             authorized person.



                                        Dated:___________________________ , 2000



                                            __________________________________
                                             Signature


                                            __________________________________
                                             Signature



 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.